Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit10.23BG

SIXTY-EIGHTH AMENDMENT

TO

MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This SIXTY-EIGHTH AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (CSG document no. 2301656) effective as of January 1, 2010, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree to the following as of the Effective Date of this Amendment:

1.

Customer desires to use, and CSG agrees to provide to Customer, CSG’s Automated Refunds Solution as a Recurring Service under the Agreement.  Therefore, the following changes are hereby made to the Agreement:

a.	SCHEDULE A, “Services”, is hereby amended to add “CSG Automated Refunds Solution” to the list of Additional Services and by adding a new Exhibit A-9, which is attached to this Amendment.

2.	Additionally, SCHEDULE F, “FEES”, CSG SERVICES, of the Agreement is hereby AMENDED to add a new Section XVIII entitled “CSG Automated Refunds Solution” as follows:

CSG SERVICES

XVIII.  CSG Automated Refunds Solution

Description of Item/Unit of Measure	Frequency	Fees
1.Hosting Costs	*******	$******
2.Maintenance and Support (Note 1)	*******	****** (**) *** *****

Note 1:  ASH hours will be billed at the applicable rate set forth in that certain Sixty-Fifth Amendment, “ASH and New Rates” (CSG document no. 4120207).

3.

CSG and Customer agree the CSG Payment Gateway Service must be used by Customer in order for CSG to provide the functionality of CSG’s Automated Refunds Solution.  As a result, the defined Payment Gateway Term provided in the Twenty-Ninth Amendment (CSG document no. 2314181), shall be deleted in its entirety and unless terminated earlier pursuant to the Agreement, CSG Payment Gateway Service availability shall be coterminous with the Term of the Agreement.

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

THIS AMENDMENT is executed on the day and year last signed below (the "Effective Date").

DISH NETWORK L.L.C.	CSG SYSTEMS, INC.
By: /s/ Robert C. Bennett	By: /s/ Gregory L. Cannon
Name: Robert C. Bennett	Name: Gregory L. Cannon
Title: Vice President	Title: SVP, Secretary & General Counsel
Date: 10/18/18	Date: 10/17/18

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

EXHIBIT A-9

CSG Automated Refunds Solution

CSG Automated Refunds Solution is a CSG developed solution that provides a mechanism for automatically approving credit card, EFT and Check refunds to the customer based on receiving an Event Notification Interface (ENI) record from CCS.  The solution also provides a way for the Customer to disapprove refunds when needed.  For credit card refunds that are approved by the Customer, the solution determines what credit card should be used for the application of the refund.  Once determined the record is sent to CSG’s Payment Manager for processing.  Approved EFT and Check refunds are sent via a file to Customer for processing.

ADDITIONAL TERMS:

Limitation of Liability.

SOLELY WITH REGARD TO CSG’S PROVISION OF THE AUTOMATED refund SERVICES, CSG SHALL NOT BE LIABLE TO customer FOR PERFORMANCE OR FAILURE OF PERFORMANCE OF ANY CARD PROCESSOR, CARD ACQUIRER, ISSUING BANK, CARD ASSOCIATION, ODFI, receiving DEPOSITORY FINANCIAL INSTITUTION, ACH OPERATOR, OR COMMUNICATIONS PROVIDER EXCEPT TO THE EXTENT THAT CSG CONTROLS, SUPERVISES OR DIRECTS THE ACTION OF ANY SUCH PARTY.